NASDAQ: **BBCP**

CONCRETE PUMPING HOLDINGS


BRUNDAGE-BONE CONCRETE PUMPING
CAUTION
PRIVATE PROPERTY KEEP OUT VIOLATORS ARE SUBJECT TO ARREST PER DENVER TRESPASS ORDINANCE 38-115
DANGER
CONSTRUCTION SITE AUTHORIZED PERSONNEL ONLY

INVESTOR PRESENTATION | January 2020

Disclaimer

Forward-Looking Statements

This investor presentation ("Investor Presentation") includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The actual results of Concrete Pumping Holdings Inc. (the "Company" or "CPH") may differ from the Company's expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the outcome of any legal proceedings that may be instituted against the Company; the ability to recognize the anticipated benefits of the Capital Pumping, LP ("Capital") acquisition, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably and retain its key employees; costs related to the Capital acquisition; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry and Market Data

In this Investor Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which the Company competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms, and company filings.

Historical and Projected Financial Information

Annual financial information of the Company is based on its fiscal year end of October 31. This Investor Presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with generally accepted accounting principles ("GAAP"). The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Non-GAAP Financial Measures

This Investor Presentation includes non-GAAP financial measures, including but not limited to Adjusted EBITDA. The Company defines Adjusted EBITDA as net income (loss) plus interest expense, income taxes, depreciation and amortization, as further adjusted to eliminate the impact of other non-cash or non-core operating expenses. Adjusted EBITDA Pro Forma for Acquisitions is Adjusted EBITDA after giving pro forma effect to certain acquisitions as if such acquisitions had occurred on the first day of the period presented. These measures should not be used as substitutes for their most comparable measures calculated in accordance with GAAP. See the reconciliations of Non-GAAP measures on slides 31-32. The Company believes that this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company financial condition and results of operations. The Company's management uses Adjusted EBITDA to compare performance to that of prior periods for trend analyses and for budgeting and planning purposes. You should not rely on any single financial measure to evaluate the Company's business. Other companies may calculate Adjusted EBITDA differently, and therefore it may not be directly comparable to similarly titled measures of other companies.

A reconciliation of non-GAAP forward looking information to their corresponding GAAP measures has not been provided due to the lack of predictability regarding the various reconciling items such as provision for income taxes and depreciation and amortization, which are expected to have a material impact on these measures and cannot be predicted without unreasonable efforts.

Who We Are

- **We are the largest U.S. & U.K. concrete pumping service provider with a high-growth concrete waste management service (Eco-Pan)**
- **We are a specialty service provider**
  - Experienced professionals operate a fleet of highly technical equipment
  - Our clients are construction companies; we invoice daily and have strong pipeline visibility
  - Outstanding service levels are paramount to our value proposition
- **We DO NOT:**
  - Take possession of concrete
  - Accept liability for the concrete we place
  - Accept construction risk
  - Rent our equipment to customers
  - Use percentage of completion accounting



Business Overview

Concrete Pumping

- Largest concrete pumping service provider in the U.S. with 13% market share (Brundage-Bone + Capital) & U.K. with 34% market share (Camfaud)
- Optimize utilization through broad geographic footprint & comprehensive suite of equipment

Concrete Waste Management

- Leading concrete waste management service provider in the U.S.; emerging presence in U.K.
- Simple, fully-compliant & cost effective solution for handling concrete washout

Key Highlights

~$310 Million FY19 Revenue Pro Forma for Acquisitions[1]	**~$109 Million** FY19 Adjusted EBITDA Pro Forma for Acquisitions[2]
Market Leader In Every Region Served	**ZERO** Bonding / Surety Requirements

Our Equipment

Truck-Mounted Boom Pumps



Stationary Concrete Pumps



Placing Booms



Telebelts



Eco-Pan Trucks



Concrete Washout Pans



[1] Represents CPH's FY 2019 revenue plus Capital's pre-closing revenue from November 1, 2018 through mid-May 2019.
[2] Represents CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019.

Why Invest in CPH?

☑ Largest player in a growing industry (13% U.S. share, 34% in the U.K.)

- Scale provides competitive advantages in serving customers, purchasing & fleet utilization
- Pumping continues to gain share from traditional methods

☑ Strong financial profile & unit economics

- Attractive EBITDA & free cash flow margins relative to specialty rental peers
- Equipment purchases are immediately tax deductible; current NOL balance of ~$70 million
- Strong 25% & 54% unlevered return on concrete pumping & concrete waste management capital expenditures, respectively

☑ Eco-Pan is a "category killer" with strong secular tailwinds

- Every concrete placement & concrete pumping job requires a washout service
- We offer a differentiated level of service and are the only player with multi-city footprint
- Eco-Pan can be cross-sold to every concrete pumping customer

☑ Proven acquisition platform & industry consolidator

- Tuck-ins structured as asset purchases (immediately tax deductible) at attractive valuations
- Recent Capital acquisition has been transformative, exceeding expectations

☑ Experienced team with aligned incentives

- CPH employees own 12% of the company[1]

[1] See slide 33 in the appendix for a detailed analysis of shares & other equivalents outstanding.

Industry-Leading Team Highly Aligned with Shareholders

- **Company employees own 12%[1]**
  - CEO with ~40-year industry tenure owns 3%
- **CPH backed by private equity firm Argand Partners who owns 27%**
  - First invested in late 2018 at $10.20/share
  - Further investment to support Capital Pumping transaction
- **6.6M share management incentive plan[2]**
  - ~80% is performance-vested
  - ~20% is time-vested



BRUCE YOUNG - Chief Executive Officer

- CEO since 2008, CEO of Eco-Pan since 1999
- Senior VP of Operations, Brundage-Bone: 2001 – 2008
- **~40 years of industry experience**



IAIN HUMPHRIES - Chief Financial Officer

- CFO since 2016
- CFO of Wood Group PSN Americas (LSE:WG): 2013 – 2016
- **20+ years of international financial & managerial experience**



TONY FAUD - Managing Director, U.K.

- Managing director of Camfaud since 2002
- **30+ years of industry experience**

[1] See slide 33 in the appendix for a detailed analysis of shares & other equivalents outstanding.
[2] 0.9 million are in the form of options.

Well-Positioned to Continue Momentum into Fiscal 2020

CONCRETE PUMPING HOLDINGS

Revenue



($ in millions)
$172
$211
$243
$283
~$310
$315-$330
FY2016
FY2017
FY2018
FY2019
FY2019PF[1]
FY2020E[2]

Adjusted EBITDA[4]



($ in millions)
EBITDA Margin (%)
$60
$68
$79
$95
~$109
$110-$115
35%
32%
33%
34%
35%
35%
FY2016
FY2017
FY2018
FY2019
FY2019PF[3]
FY2020E[2]

Capex



($ in millions)
% of Revenue
$22
$23
$28
$33
13%
11%
12%
12%
FY2016
FY2017
FY2018
FY2019

Adjusted EBITDA less Capex & Cash Conversion



($ in millions)
Adj. EBITDA Cash Conversion[5]
$37
$46
$50
$62
62%
68%
63%
66%
FY2016
FY2017
FY2018
FY2019

Note: CPH has an October 31st fiscal year end. Figures may not sum due to rounding.

[1] Represents CPH's FY 2019 revenue plus Capital's pre-closing revenue from November 1, 2018 through mid-May 2019.

[2] Outlook effective as of January 14, 2020.

[3] Represents CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019.

[4] Adjusted EBITDA is a non-GAAP financial measure. See slide 31 for a reconciliation of Adjusted EBITDA to net income. EBITDA margin is calculated by dividing Adjusted EBITDA by total revenue for the period presented.

[5] Adjusted EBITDA cash conversion is calculated by dividing Adjusted EBITDA less capex by Adjusted EBITDA for the period presented.

Q4 2019 Financial Performance

Consolidated Revenue


($ in millions)
+25% Growth
$67.4
$84.0
Q4-18
Q4-19

Consolidated Adjusted EBITDA[1]


($ in millions)
EBITDA Margin (%)
+33% Growth
$22.3
$29.6
33.0%
35.2%
Q4-18
Q4-19

Concrete Pumping Commentary

- 35% revenue growth in U.S. driven by:
  - Inclusion of Capital in 2019 results
  - Broad end-market strength, organic growth in most markets
  - Strong growth despite $1.5M revenue loss in final week of Q4-19 due to severe weather
- U.K. impacted by adverse foreign currency movement

U.S. Concrete Waste Management Commentary

- 18% revenue growth
- Modest improvements in the majority of markets & higher utilization of assets
- Price per pickup growing sequentially & year-over-year
- Pans in the field (leading indicator for future pickups) are at very robust levels

General Commentary

- Capital Pumping inclusion, broad end-market strength in the U.S. & accelerated growth in Eco-Pan drove strong revenue growth
- Revenue growth & procurement improvements in parts & fuel drove 33% growth in Adjusted EBITDA
- Outlook in U.S. remains much stronger than this time last year—well positioned for continued growth in fiscal 2020

Note: CPH has an October 31st fiscal year end.

[1] Refer to slide 32 for a reconciliation of Adjusted EBITDA to net income. EBITDA margin is calculated by dividing Adjusted EBITDA by total revenue for the period presented.

FY2020 Outlook

	FY2020 Outlook
($ in millions)	
Revenue	**$315 - $330**
- YOY Growth	*11% - 17%*
Adj. EBITDA	**$110 - $115**
- YOY Growth	*15% - 20%*
Total Debt/Adj. EBITDA	**~3.5x Leverage Ratio**

FY 2020 Commentary

- Broad end market strength in U.S. concrete pumping expected to continue
- Eco-Pan very well positioned for growth given recent investment & current momentum
- U.K. concrete pumping expected to be flat given their soft economy
- Continue to capture synergies from Capital acquisition

Note: Outlook provided on January 14, 2020.

Why Clients Choose CPH

Concrete Placement is Highly Critical & Time Sensitive

Need for Faster, Safer & Higher Quality Service

Advantages of concrete pumping

~90 mins

Time before ready-mix concrete perishes

~10%

Ready-mix concrete costs (as % of overall project costs)

~1-2%

Concrete pumping costs (as % of overall project costs)

CPH Competitive Advantages

Technical Expertise	■ 30+ years of successful operating history ■ Experienced and knowledgeable operators
Availability	■ More pumps and skilled operators than competitors
Reliability	■ Track record of quality and on-time completion
Wide Range Of Equipment	■ Fleet of ~800 boom pumps ranging from 17 to 65 meters ■ Fleet of ~325 stationary pumps, placing booms, telebelts, etc.

Unrivaled Geographic Footprint in Two Countries

#1 Player in Each Region Served for All Business Segments

	U.S. Concrete Pumping	U.K. Concrete Pumping	Eco-Pan	Corporate Headquarters
Legend:	●	●	●	★
# of Locations:	~90	~30	17	
# of Equipment Units:	~760	~365	78[1]	

U.S. Footprint



U.K. Footprint



Note: Thornton, CO is the HQ for CPH, London is the main corporate office in the U.K. First Eco-Pan location in the U.K. opened in Q3 FY 2019. Location data as of January 2020.
[1]Represents truck count, ~4,400 washout pans in the field.

Industry Leader in a Growing Sector

~7x Larger Than Nearest Competitor in U.S., ~10x in U.K.



U.S. Concrete Pumping Industry Market Share¹
(% of Concrete Pumping Spend)
Next Top 2-20
19%
13%
BRUNDAGE-BONE CONCRETE PUMPING
CAPITAL
Concrete Pumping
~$1.75B
Industry size
All Others
68%



U.K. Concrete Pumping Industry Market Share¹
(% of Concrete Pumping Spend)
Camfaud
34%
~$140M
Industry size
All Others
66%

[1] Management estimates.

Diversified Revenue Exposure Creates Resilience

Geographic Diversity[1]


US
UK
16%
84%

U.S. Regional Exposure[2]


17%
36%
11%
16%
20%
South
West
Central
Southeast
Mountain

End Market Exposure[2]


Commercial
Residential
Infrastructure
15%
27%
58%

Service Offering[1]


10%
90%
Concrete Pumping
Eco-Pan

Commentary

- Tied to highly attractive geographies
- Non-residential construction is strong in all our markets
- South region (Texas) is particularly robust
- Brexit provided some headwinds, but U.K. team is gaining share
- Eco-Pan “scratching the surface” as it expands across pumping footprint

[1] Analysis is based on CPH's FY 2019 revenue pro forma for acquisitions.
[2] Analysis is based on CPH's U.S. Concrete Pumping segment FY 2019 Revenue (excluding the pre-acquisition results of Capital sales data).

Business Conditions Favorable in Nearly All Markets

CONCRETE PUMPING HOLDINGS

U.S. Concrete Production[1]

(Millions of cubic yards)



396 406 390 404 432 458 457 415 352 259 257 266 290 300 325 336 343 351 359
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18

Strong U.S. Construction Spending Across End-Markets[2]

(Millions)



Public Construction
(Non Residential)
CAGR: ~4%
$292 $283 $301 $324 $337
'16 '17 '18 '19E '20E
Private Construction
(Non-Residential)
CAGR: ~2%
$432 $438 $453 $463 $475
'16 '17 '18 '19E '20E
Residential Construction
CAGR: ~4%
$467 $525 $540 $522 $543
'16 '17 '18 '19E '20E

2019 Non-Residential Construction Forecast by State[3]



Strong >7%
Healthy 3 to 6.9%
Stable 0 to 2.9%
Declining <0%

U.S. Housing Starts[4]

(Thousands)



CAGR: ~2%
1,107 1,177 1,208 1,241 1,250 1,286 1,315
2015A 2016A 2017A 2018A 2019E 2020E 2021E

[1] NRMCA (National Ready Mixed Concrete Association), 2019.
[2] Wall Street research, 2019.
[3] IHS State Construction Forecast, 2019.
[4] NAHB (National Association of Homebuilders), 2018.

CONCRETE PUMPING HOLDINGS

Concrete Pumping Growing and Gaining Share

Concrete Pumping Gaining Share



(% of total U.S. concrete placement that is pumped)
20%
34%
2000
2018

Pumping Market Expected to See Strong Pricing & Volume Growth



+~7% CAGR
~$1.75B
~$2.3B
2017
2021E

Why is it Taking Share?

- Speed & Efficiency
- Access/Precision of Placement
- Safety
- Consistent Placement
- Comparable All-In Cost

Placement Method Share

% of U.S. Market



Tailgating 45%



Pumping 34%



Other 21%

Advantages of Our Scale

Purchasing benefits
for fuel, OEM capex purchases & parts

Breadth of services
to service large, more complex jobs

Trained operators
with a leading track record of safety

Fleet availability
to match customer demand & requirements

Higher utilization
leads to higher revenue per equipment

In our industry, we compete based upon level of customer service, fleet availability and equipment breadth…

…Our unique strengths in these areas lead to premium margin levels.

Strong Unit Economics

We generate excellent returns on our capital expenditures

Concrete Pumping Unit Economics


BRUNDAGE-BONE CONCRETE PUMPING
Camfaud
CAPITAL

~25%
Unlevered ROI

~4-5 Years Payback Period vs. **~20 Years** Useful Life of Assets

Eco-Pan Unit Economics


ECO-PAN

~54%
Unlevered ROI

~1.9 Years Payback Period vs. **~20 Years** Useful Life of Assets

Note: Unit economics and return profile reflect historical and/or target results and may not be indicative of future returns.

Disciplined Approach to Fleet Management

- We own our entire fleet (no leasing)
- Employ qualified mechanics to ensure fleet is well maintained
- Leverage scale and fleet mobility to achieve target utilization level of ~85%
- Scale allows us to purchase equipment and parts directly from suppliers to OEMs at a discount to peers
- Equipment lasts 20 years because we frequently replace all wear parts, repairs are expensed as incurred

CPH Fleet Overview

(Pump lengths in meters; avg. age and useful life in years)

Equipment Type	Fleet Count	Average Age	Expected Useful Life
Up to 33m	251	9.1	20
34m to 43m	331	9.5	20
44m to 51m	112	7.0	18
52m+	104	4.6	12
Total Booms	**798**	**8.4**	**19**
Stationary / Other	**241**	**7.1**	**20**
Placing Booms	**65**	**10.6**	**25**
Telebelts	**18**	**8.5**	**15**
Grand Total	**1,122**	**8.2**	**19**
Eco-Pan	**78**	**6.4**	**20**

[1] Fleet profile as of July 31, 2019, includes Capital Pumping acquisition.

Disruptive Concrete Waste Management Solution

Eco-Pan U.S. Market Opportunity



$850m+
Total US Market Opportunity

Large Market for Continued Penetration

$30M
FY19 Eco-Pan Revenue (Current Penetration of ~3%)

Washout Method Alternatives



Key Factors for Increased Penetration of Eco-Pan

- ✓ *Leverage our concrete pumping footprint*
- ✓ *Environmental protection & violation avoidance*
- ✓ *Convenience/reduced labor for customers*
- ✓ *Every concrete placement requires a washout service*

How We Execute

- ✓ *Drive increasing route density*
- ✓ *Invest in highest-quality pans & service*
- ✓ *Cross-sell to concrete pumping customers*
- ✓ *17 locations today, with additional markets targeted*

U.S. Concrete Waste Management Regaining Momentum

- Temporarily "plateaued" in the first half of 2019
  - Washington, Colorado & Southern California are the three largest markets, all experienced severe weather
- Fiscal Q4 saw continued growth due to:
  - Improvements in majority of markets
  - Higher utilization
  - Price-per-pickup growing sequentially and year-over-year
  - Pans in the field (leading indicator for future pickups) are at very robust levels
    - Up 27% since Oct '18; flat versus Jul '19 despite normal seasonal slowdown


Eco-Pan Q4 Revenue
$7.6
+18% Growth
$9.0
Q4-18
Q4-19


Pans in the Field (Quarterly)
4600
4400
4200
4000
3800
3600
3400
3200
3000
Oct -18
Jan-19
Apr-19
Jul-19
Oct-19

Proven M&A Platform

The Recent Capital Transaction Has Been Transformative

- **Acquirer of Choice:** Completed 45+ acquisitions since 1983 (avg. pre-synergy Adjusted EBITDA multiples <4.5x)
- **Benefits of Scale:** Track record of increasing Adjusted EBITDA margins of target within first few years through utilization increases, price optimization, capex and fuel purchasing discounts, and operating expense synergies
- **Clear Acquisition Criteria:** Strong management, good employee and customer relationships, well maintained fleet and meaningful potential for synergies
- **Compelling Tax Benefits Available:** Transactions typically structured for 100% cost expensing for tax purposes
- **Strong Acquisition Pipeline:** ~$100M of additional Adjusted EBITDA identified

Acquisitions Since 2015

Company Name	Locations	Purchase Price (millions)	Est. Acquisition Adjusted EBITDA Multiple[1]
Solid Rock	TX	$1.1	2.6x
Dyna Pump	TX	$0.3	1.6x
Action	SC, TN, AL	$5.6	7.3x
AJ / Kenyon	SC	$1.7	2.1x
Camfaud	U.K.	£45.5	4.4x
Reilly	U.K.	£10.2	4.0x
O'Brien	CO	$21.0	4.0x
Atlas	ID	$3.8	NA
Capital	TX	$129.2	5.3x

Note: Figures above are indicative of historical acquisition results. There can be no assurances that future acquisitions will occur or perform in line with historical achievements.
[1] Estimated acquisition Adjusted EBITDA multiples are before synergies.

Near-Term Priorities

- **Drive organic EBITDA growth & free cash flow generation**
  - Capture remaining Capital synergies
  - Expand Eco-Pan further across the concrete pumping footprint
  - Remain highly disciplined in cost management
- **Maintain stable investment in equipment in fiscal 2020**
- **Disciplined reduction in leverage towards long-term target level**
  - ~3.5x debt/Adj. EBITDA by end of fiscal 2020
  - Long-term leverage target remains 2.5x
- **Pursue acquisitions opportunistically**
  - We expect any near-term M&A would be "tuck-ins" rather than "transformational" like Capital
- **We do not anticipate issuing any more equity for the foreseeable future**
  - Capital was a unique situation given its size & strategic importance

Key Valuation Information

CONCRETE PUMPING HOLDINGS

Trading Data @ (1/10/20)

Stock Price
$5.23

$3.16/$12.73
52 WEEK LOW/HIGH

100,795
AVG. DAILY VOL. (3 MO.)

57.0M
FULLY DILUTED IN-THE-MONEY SHARES AND EQUIVALENTS[1]

32M+
FREELY TRADEABLE PUBLIC SHARES

Capital Structure

Enterprise Value[2]
$717M

$298M
EQUITY VALUE[2]

$419M
NET DEBT

Financial Overview

FY19 Pro Forma Adj. EBITDA[3]
$109M

~$310M
FY2019 PRO FORMA REVENUE[4]

35%
FY2019 PRO FORMA ADJ. EBITDA MARGIN[5]

Valuation Measures

EV/FY19 Pro Forma Adj. EBITDA
6.6x

34%
EV/FY19 PRO FORMA ADJ. EBITDA DISCOUNT TO SPECIALTY RENTAL PEERS[6]

9.5x
EV/(FY19 PRO FORMA ADJ. EBITDA – TOTAL CAPEX)

40%
EV/(FY19 PRO FORMA ADJ. EBITDA – TOTAL CAPEX) DISCOUNT TO SPECIALTY RENTAL PEERS[6]

Note: CPH has an October 31st fiscal year end.

[1] Refer to slide 33 for a reconciliation. Calculated as "Outstanding Shares" of 58.3 million plus "Shares Underlying Convertible Securities" of 4.0 million less Performance Based shares and equivalents under the Management Incentive Plan of 5.3 million.

[2] CPH's equity value calculated as the total number of fully diluted in-the-money shares and equivalents multiplied by the current share price of $5.23 per share. CPH's enterprise value calculated as equity value plus net debt of $419 million.

[3] Represents CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019.

[4] Represents CPH's FY 2019 revenue plus Capital's pre-closing revenue from November 1, 2018 through mid-May 2019.

[5] Represents CPH's FY 2019 PF Adjusted EBITDA divided by CPH's FY 2019 PF revenue.

[6] Refer to slide 24 for a reconciliation of these calculations. Specialty Rental peers include AMERCO, Civeo, McGrath, Mobile Mini, and WillScot.

Attractive Financial Profile & Valuation Versus Peers

EV / FY 2019 Adjusted EBITDA

Discount *vs. Specialty Rental Peers (%): (34%)*
Discount *vs. Specialty Waste Peers (%): (53%)*


6.6x
10.0x
14.1x
CONCRETE PUMPING HOLDINGS (1)
Average Specialty Rental Peers(3)
Average Specialty Waste Peers(4)

EV / (FY 2019 Adjusted EBITDA – Total Capex)

Discount *vs. Specialty Rental Peers (%): (40%)*
Discount *vs. Specialty Waste Peers (%): (57%)*


9.5x
15.7x
22.0x
CONCRETE PUMPING HOLDINGS (2)
Average Specialty Rental Peers (3)
Average Specialty Waste Peers (4)

2019 Adjusted EBITDA Margin[6]

Premium *vs. Specialty Rental Peers (bps): ~350 bps*
Premium *vs. Specialty Waste Peers (bps): ~1,400 bps*


35%
32%
21%
CONCRETE PUMPING HOLDINGS (5)
Average Specialty Rental Peers(3)
Average Specialty Waste Peers(4)

Note: CPH's equity value calculated as 57.0 million shares (represented by "Outstanding Shares" of 58.3 million plus "Shares Underlying Convertible Securities" of 4.0 million less Performance Based shares and equivalents under the Management Incentive Plan of 5.3 million) multiplied by the current share price of $5.23 per share (see slide 33 for a reconciliation of the share count). CPH's enterprise value calculated as equity value plus net debt of $419 million. Public market data as of January 10, 2020. Comparable company figures are adjusted for fiscal year ending in October.

[1] Calculated as CPH's enterprise value divided CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019.

[2] Calculated as CPH's enterprise value divided by CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019 less CPH's FY 2019 Capex.

[3] Specialty Rental peers include AMERCO, Civeo, McGrath, Mobile Mini, and WillScot.

[4] Specialty Waste peers include Clean Harbors, Covanta, Ecolab, Stericycle, U.S. Ecology, and Waste Management.

[5] Calculated as CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019 divided by CPH's FY 2019 revenue plus Capital's pre-closing revenue from November 1, 2018 through mid-May 2019.

[6] EBITDA margin is calculated by dividing Adjusted EBITDA by total revenue for the period presented.


CONCRETE
PUMPING
HOLDINGS

Appendix

Company Evolution

Over the past 35 years, CPH has established a market-leading position and developed a strong platform for continued robust growth

Early Company History
(1983 – 2008)

- **1983-84:** Founded in Denver; expansion into Dallas
- **1986-95:** Expansion into Seattle, Salt Lake City and Portland; becomes the largest concrete pumping company in the US
- **1999-03:** Expansion into Kansas, Missouri, Arizona, Arkansas, Oklahoma, Idaho, California
- **1999:** Eco-Pan founded by Brundage-Bone management
- **2003:** Bruce Young promoted to National Operations Manager
- **2004:** First concrete pumping company to generate $100 million of revenue
- **2005-06:** Expansion into Houston and Austin
- **2008:** Bruce Young named CEO

Streamlining the Platform
(2009 – 2014)

- **2009:** Expansion into Southeast
- **2009-14:** Focus on optimizing operations, fleet management and job pricing and costing; acquired by Peninsula Pacific
- **2014:** Eco-Pan officially acquired

Robust Platform of Scale
(2015 – 2020)

- **2016:** Iain Humphries hired as CFO
- **2016:** Expansion into the U.K with four acquisitions including Camfaud; Tony Faud joins the company
- **2018:** Became a public co. through a SPAC transaction with Industrea Acquisition Corp.; acquires O'Brien Concrete Pumping
- **2019:** Transformative acquisition of Capital Pumping, the leading provider in Texas

Select Projects



Commercial build project *(Portland, OR)*



EcoPan *(Phoenix, AZ)*



Thames Tideway Project *(London, UK)*



Rainier Square Project *(Seattle, WA)*



Bridge Project *(Corpus Christi, TX)*

Quarterly Financial Performance

Significant Increase in Cash Flow with Capital Pumping Acquisition

Revenue



($ in millions)
$46
$53
$58
$51
$56
$62
$55
$66
$79
$60
$68
$84
Q1
Q2
Q3
Q4
2017
2018
2019

Adjusted EBITDA[1]



($ in millions)
$14
$16
$17
$16
$18
$18
$18
$22
$31
$20
$22
$30
Q1
Q2
Q3
Q4
2017
2018
2019

Capital Expenditures



($ in millions)
$4
$7
$11
$3
$1
$13
$1
$11
$4
$14
$9
$5
Q1
Q2
Q3
Q4
2017
2018
2019

Adjusted EBITDA less Capital Expenditures



($ in millions)
$9
$9
$6
$13
$17
$5
$18
$11
$27
$6
$13
$25
Q1
Q2
Q3
Q4
2017
2018
2019

[1] Adjusted EBITDA is a non-GAAP financial measure. See slide 31 & 32 for a reconciliation of Adjusted EBITDA to net income.

Business Seasonality

- **Typically ~55% of revenue is in the second half of the fiscal year, May through October**
- Less concrete is placed in the colder and wetter winter months, leading to greater business activity in the second half of the fiscal year
- While CPH is a highly variable cost business, margins improve slightly in the back half of the year due to greater fleet utilization and leveraging fixed SG&A spend
- CPH's geographical footprint mitigates seasonality as it does not operate in the North, Northeast and upper Midwest
- Most equipment CPH purchases are delivered in the first half of the fiscal year to maximize fleet up-time in busiest seasons



Percent of Revenue by Quarter
28%
26%
24%
22%
28%
27%
23%
22%
28%
26%
24%
22%
FY2017
FY2018
FY2019[1]
Q1: Nov-Jan
Q2: Feb-Apr
Q3: May-Jul
Q4: Aug-Oct

Note: CPH has an October 31st fiscal year end.
[1]2019 figures calculated on a proforma basis.

Revenue Growth by Segment


Strong Historical Revenue Growth
($ in millions)
U.S. Concrete Pumping
U.K. Operations
U.S. Concrete Waste Management Services
2012-2019 CAGR: 17%
$91.8
$91.8
$110.3
$110.3
$135.1
$13.0
$122.1
$147.4
$15.4
$132.0
$172.4
$18.9
$153.5
$211.2
$23.6
$36.4
$151.2
$243.2
$28.5
$50.4
$164.3
$283.0
$30.4
$49.2
$203.7
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019¹

Note: Historical revenue as reported.
[1] FY2019 had Corporate and Intersegment revenue of $(0.3)M.

Reconciliation of CPH Net Income to Adj. EBITDA

CONCRETE PUMPING HOLDINGS

($ in thousands)	2016	Years Ended October 31, 2017	2018	2019
Statement of operations information:				
Net income (loss)	**6,234**	**913**	**28,382**	**(32,487)**
Interest expense, net	19,516	22,748	21,425	36,524
Income tax (benefit) expense	4,454	3,757	(9,784)	(7,495)
Depreciation and amortization	22,310	27,154	25,623	55,365
EBITDA	**52,514**	**54,572**	**65,646**	**51,907**
Transaction expenses	3,691	4,490	7,590	15,688
Loss on debt extinguishment	644	5,161	-	16,395
Stock based compensation	-	-	281	3,619
Other (income) expense	54	(174)	(55)	(53)
Other adjustments	2,741	4,316	5,688	7,938
Adjusted EBITDA	**$59,644**	**$68,365**	**$79,150**	**$95,494**

Note: CPH's U.K. segment (Camfaud) was acquired in November 2016 and is consolidated in the fiscal year 2018 and 2017 financial statements. Other adjustments include management & board fees, transaction-related and other non-ordinary course legal fees, stock option expense, start-up costs, and other transaction-oriented, project-oriented, normalizing and non-operating income/expense items.

Reconciliation of CPH Net Income to Adj. EBITDA (cont'd)

CONCRETE PUMPING HOLDINGS

	Predecessor									Successor	S&P Combined (non-GAAP)	Successor			Predecessor	S&P Combined (non-GAAP)
(dollars in thousands)	*Q1 2017*	*Q2 2017*	*Q3 2017*	*Q4 2017*	*Q1 2018*	*Q2 2018*	*Q3 2018*	*Q4 2018*	*Nov 1, 2018 through Dec 5, 2018*	*Dec 6, 2018 through Oct 31, 2019*	*Q1 2019*	*Q2 2019*	*Q3 2019*	*Q4 2019*	*YTD 2018*	*YTD 2019*
Consolidated																
Net income (loss)	$ (6,296)	$ 2,556	$ 3,923	$ 730	$17,558	$ 4,610	$ 4,825	$ 1,389	$ (22,575)	$ (9,912)	$ (26,205)	$ (9,645)	$ 2,762	$ 601	$ 28,382	$ (32,487)
Interest expense, net	6,386	6,095	5,456	4,811	5,087	5,126	5,477	5,735	1,644	34,880	7,236	9,318	9,843	10,127	21,425	36,524
Income tax expense (benefit)	646	592	1,822	697	(13,544)	1,211	1,701	848	(4,192)	(3,303)	(6,957)	1,572	(1,922)	(188)	(9,784)	(7,495)
Depreciation and amortization	6,229	5,919	6,390	8,616	6,110	6,293	6,150	7,070	2,713	52,652	11,087	12,132	16,477	15,669	25,623	55,365
EBITDA	6,965	15,162	17,591	14,854	15,211	17,240	18,153	15,042	(22,410)	74,317	(14,839)	13,377	27,160	26,209	65,646	51,907
Transaction expenses	5,304	-	(465)	(349)	8	1,117	1,395	5,070	14,167	1,521	14,167	1,282	176	63	7,590	15,688
Loss on debt extinguishment	-	213	279	4,669	-	-	-	-	16,395	-	16,395	-	-	-	-	16,395
Stock based compensation	-	-	-	-	93	94	94	-	-	3,619	-	361	1,625	1,633	281	3,619
Other expense (income)	(39)	(32)	(19)	(84)	(12)	(8)	(14)	(21)	(6)	(47)	(17)	(20)	(28)	12	(55)	(53)
Other adjustments	1,172	1,108	1,051	985	1,324	(471)	2,674	2,161	1,442	6,496	1,442	3,234	1,627	1,635	5,688	7,938
Adjusted EBITDA	$13,402	$16,451	$18,437	$20,075	$16,624	$17,972	$22,302	$22,252	$ 9,588	$ 85,906	$ 17,148	$ 18,234	$30,560	$29,552	$ 79,150	$ 95,494

Note: Other adjustments include management & board fees, transaction-related and other non-ordinary course legal fees, start-up costs, and other transaction-oriented, project-oriented, normalizing and non-operating income/expense items.

Shares & Other Equivalents Outstanding

	Common Stock	Other Shares and Equivalents Outstanding	Total Potential Outstanding Stock[3]	Outstanding Stock for Valuation Calculations
	Outstanding Shares	Shares Underlying Convertible Securities or Subject to Vesting	Fully Diluted	Fully Diluted
Shares By Type				
Public Shares	32,115,514	-	32,115,514	32,115,514
Non-Executive Directors	190,037	-	190,037	190,037
Nuveen[1]	-	2,450,980	2,450,980	2,450,980
Freely Tradeable Public Shares	**32,305,551**	**2,450,980**	**34,756,531**	**34,756,531**
CPH Management & Employees (Current and Former)[2]	4,715,072	738,933	5,454,005	5,454,005
Argand Partners	15,477,138	-	15,477,138	15,477,138
Shares Subject to Lock-Up	**20,192,210**	**738,933**	**20,931,143**	**20,931,143**
Outstanding Shares, Actual and Fully Diluted (Excluding Management Incentive Plan)	**52,497,761**	**3,189,913**	**55,687,674**	**55,687,674**
Shares Underlying Management Incentive Plan				
Time Based[4]	1,149,043	159,182	1,308,225	1,308,225
Performance Based ($13.00 Share Price Threshold)[4]	1,535,457	233,246	1,768,703	-
Performance Based ($16.00 Share Price Threshold)[4]	1,535,457	233,246	1,768,703	-
Performance Based ($19.00 Share Price Threshold)[4]	1,535,502	233,269	1,768,771	-
Fully Diluted Total Outstanding Shares	58,253,220	**4,048,856**	62,302,076	**56,995,899**
Cumulative Fully Diluted Total Outstanding Shares[5]	**58,253,220**	**62,302,076**	**62,302,076**	

[1] Nuveen may elect to convert its Preferred Stock into 2,450,980 shares of Common Stock (subject to anti-dilution protection).
[2] CPH Management & Employees (Current and Former) hold i) 886,382 "in the money" options with a strike price of $0.87 (which results in a further 738,933 shares of Restricted Common Stock assuming a conversion stock price of $5.23/share based on the Treasury Stock Method), and ii) 324,073 options with a strike price of $6.09 (which results in 0 shares of Restricted Common Stock assuming a conversion stock price of $5.23/share based on the Treasury Stock Method). $5.23 is the current share price as of January 10, 2020.
[3] Excludes 13 million of outstanding out-of-the-money public warrants. Each warrant is currently exercisable for one share of Common Stock at an exercise price of $11.50/share. The Company may redeem the outstanding warrants at a price of $0.01 per warrant if the last sale price of the Common Stock equals or exceeds $18.00/share for 20 out of 30 trading days.
[4] CPH's 2018 Omnibus Incentive Plan ("Management Incentive Plan") consists of time and performance based components. Time vesting securities will vest in five equal installments on each of December 6, 2019, December 6, 2020, December 6, 2021, December 6, 2022 and December 6, 2023. Performance based securities will vest in three installments if the Company's stock price closes at or above $13.00, $16.00 and $19.00 per share, respectively, for 30 consecutive business days. Upon the achievement of a Stock Price Target, the related tranche of securities will vest in equal increments over the first, second and third anniversaries of the date on which such Stock Price Target was achieved. If a Stock Price Target is not achieved on or before December 6, 2023, then the related tranche of securities will be forfeited. If a Stock Price Target is achieved but the related tranche of securities is not fully vested by December 6, 2023, such shares may, under certain circumstances, continue to vest after that date.
[5] Cumulative Fully Diluted Total Outstanding Shares in the "Other Shares and Equivalents Outstanding" columns represent the cumulative amount of outstanding shares of Common Stock if each of the potential events in items 1 and 2 and 4 above were to occur in the order presented.

Credit Facilities Summary

Credit Facilities	▪ $402 million Term Loan Facility[1] ▪ $60 million ABL Revolver[2]
Interest Rate	▪ Term Loan Facility: Libor + 600bps ▪ ABL Revolver: Libor + 175-225bps based on leverage levels
Tenor	▪ Term Loan Facility: 7 Years (December 6th, 2025) ▪ ABL Revolver: 5 Years (December 6th, 2023)
Term Loan Amortization	▪ 1.25% per quarter, bullet at maturity
Term Loan Call Protection	▪ N/A – expired December 6, 2019
Incremental	▪ Term Loan Facility: Unlimited at 3.5x net first lien leverage ▪ ABL Revolver: Up to $30 million
Financial Covenants	▪ Term Loan Facility: None ▪ ABL Revolver: Springing 1:1 Fixed Charge Coverage Ratio if at any time total Excess Availability is less than the greater of (i) 10% of the Line Cap, (ii) $5 million, and (iii) 12.5% of the U.K. Borrowing Base

[1] Outstanding term loan balance at October 31, 2019.
[2] The outstanding balance under the ABL was $23.6 million, available borrowing capacity was $29.2 million and cash balance was $7 million as of October 31, 2019.

Zero-Dividend Convertible Perpetual Preferred Stock Summary

Principal	$25 million
Tenor	Perpetual
Dividend	Zero
Offering	2,450,980 shares at $10.20 per share
Holder Conversion Right	The holder of the Preferred Stock may elect to convert its Preferred Stock into shares of Common Stock at a 1:1 ratio at any time six months after the Closing Date. The total number of shares of Common Stock into which the Preferred Stock will be converted will be 2,450,980 shares (subject to anti-dilution protection rights afforded to the holder of the Preferred Stock)
Company Redemption Right	The Company may elect to redeem all or a portion of the Preferred Stock at its election after four years, for cash at a redemption price equal to the Liquidation Preference
Liquidation Preference	Principal investment plus an additional amount accrued at 700bps per year
Mandatory Conversion Requirement	If the volume-weighted average share price of the Company's common stock equals or exceeds $13 for more than 30 days, the Company shall have the right to require the holder of Preferred Stock to convert its Preferred Stock into Common Stock. The total number of shares of Common Stock into which the Preferred Stock will be converted will be 2,450,980 shares (subject to anti-dilution protection rights afforded to the holder of the Preferred Stock)
Financial Covenants	None

Note: Preferred Stock is held by Nuveen. CPH valuation information throughout this presentation assumes this preferred stock instrument has been fully converted into 2,450,980 ordinary shares.


CONCRETE
PUMPING
HOLDINGS

Company

Concrete Pumping Holdings, Inc.
500 E. 84th Ave, Suite A-5
Denver, CO 80229
www.concretepumpingholdings.com

Investor Relations

Gateway Investor Relations
Cody Slach
949-574-3860
BBCP@gatewayir.com